Hello & Welcome

We are **Globalscape**,
Leader in Managed File Transfer

James L. Bindseil, President & CEO
GlobalSCAPE, Inc.
May 14, 2014

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words "would," "exceed," "should," "anticipates," "believe," "steady," "dramatic," and variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. These forward-looking statements are based upon the Company's current expectations and are subject to a number of risks, uncertainties and assumptions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are risks that are detailed in the Company's Annual Report on Form 10-K for the 2013 calendar year, filed with the Securities and Exchange Commission on March 27, 2014.

Steady Revenue Growth



Revenue (millions)
CAGR of 9%
25,000
20,000
15,000
10,000
5,000
-
2008
2009
2010
2011
2012
2013
Revenue (millions)

globalscape™ securely connected

www.globalscape.com

Cash on Hand vs Total Debt



$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012*
2013*
Cash
Debt

Debt introduced in 2006 and 2011 are related to acquisitions of Availl and TappIn respectively

* 2012 and 2013 cash balances include $0.07 and $0.05 (respectively) infrequent dividend payments

Our **Strategy**



Demand Generation
Innovate
North American Channel

globalscape
securely connected

www.globalscape.com

Demand Generation

- Created an outbound sales model
  - New customer acquisition
  - New business development teams
- Much broader outbound reach
  - Digital marketing partnerships
  - Presence on industry recognized third party websites
  - Social Media
  - Content focused
- Joint partner events
- Marketable database investments
- New webinar series (security panel)


12 Month Demand Growth
5/1/2013
6/1/2013
7/1/2013
8/1/2013
9/1/2013
10/1/2013
11/1/2013
12/1/2013
1/1/2014
2/1/2014
3/1/2014
4/1/2014

The presence of pipeline is not a guarantee of future sales.

Expanding North America Channel

- On-boarded highly skilled and experienced channel recruitment and enablement team
  - Created CSM and ICSM roles
- Launched formalized Partner Program
  - New partner margin structure, deal registration and incentive programs
  - Created channel focused content and assets
- Signed industry leading systems integrators, national and regional partners
- Signed direct distribution agreement with top technology distributor


New Partners
70
60
50
40
30
20
10
0
1/1/2014
1/30/2014
2/30/14
3/30/2014
4/15/2014

Sales & technically trained partner actively promoting Globalscape to their customers and prospects

Innovation - 2 Year Roadmap

- EFT hooks for DLP, AV, DC
- Tappin SaaS feature release
- ME encrypted message body

- EFT file transfer client
- EFT accelerated transfers
- Tappin mobile sharing
- Tappin SaaS feature release

- EFT Endpoint Orchestrator
- Tappin Cloud connectors, and multi-home client

- EFT B2B/EDI
- WAFS Super Agent (Vault Agent Hybrid for SMB)
- Tappin mobile MDM integration

Q2 14 | Q3 14 | Q4 14 | Q1 15 | Q2 15 | Q3 15 | Q4 15 | Q1 16

- EFT Active-Active
- EFT HTML5 Web Client
- ME minor update
- Tappin mobile refresh
- Tappin Windows Agent Tappin White Label

- EFT WorkPlaces
- ME hooks for DLP, AV, DC
- WAFS 5 (scalability, security, performance, and usability)
- Tappin Enterprise v1 – Deploy on prem with enterprise features

- EFT Event Rules enhancements
- WAFS 5.1 - reporting module
- WAFS and EFT integration
- Tappin Enterprise v2 – Explorer extensions, Agent auto-update
- ME multi-tenant, role-based admin, and group policy

- ME FIPS, PCI
- WAFS Linux Solution 2.0
- Tappin OnTapp Sync, Video Streaming

Roadmaps can and do change and this roadmap is subject to change as business happens. That being said, every effort will be made to ensure we hit these targets. All names are placeholders as well and likely to change.

EFT High Availability Summary

What is High Availability

- Highly available, “always on” service for maximizing uptime
- Horizontal scalability to support larger file transfer and event rule processing workloads
- Message queuing keeps all nodes in sync
- Easily manage your entire HA cluster through a single admin instance, no matter how many nodes there are
- Works with industry-standard load balancers
- No cluster-management software required—EFT does that internally



Network
Firewall
DMZ Gateway A
Load Balancer
DMZ Gateway B
Firewall
EFT Node 1
EFT Node 2
Message Queue
ARM Database
Storage
EFT Admin Interface

TappIn Enterprise Summary

- On-Premise deployment option
- White labeling for Enterprise Client conformity
- Auditing, logging, and reporting for Enterprises
- Enhanced security mechanisms including integration with Enterprise authentication mechanisms and centralized administration



PC
MAC
OEM Disk Drives
WebDav
TappIn Switchboard
TappIn SaaS
Workstations
Auditing & Reporting
NAS/DAS Devices
Servers
Private Switchboard
Enterprise Authentication Integration (AD/LDAP/etc)
TappIn Enterprise
On the Go
At the Office
At Home

Any Questions?